SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS Dreman Small Mid Cap Value VIP (Effective on May 1, 2013: DWS Small Mid Cap Value VIP)

The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the summary section of the fund’s prospectuses.

Mark Roach. Managing Director of Dreman Value Management, L.L.C. and Lead Portfolio Manager of the fund. Joined the fund in 2006.

E. Clifton Hoover, Jr., CFA. Chief Investment Officer and Managing Director of Dreman Value Management, L.L.C. and Portfolio Manager of the fund. Joined the fund in 2006.

Mario Tufano. Associate Portfolio Manager of the fund. Joined the fund in 2010.

The following information replaces the existing disclosure contained under the “MANAGEMENT” sub-heading of the “FUND DETAILS” section of the fund’s prospectuses.

Mark Roach. Managing Director of Dreman Value Management, L.L.C. and Lead Portfolio Manager of the fund. Joined the fund in 2006.

■	Joined Dreman Value Management, L.L.C. in 2006.

■	Prior to that, Portfolio Manager at Vaughan Nelson Investment Management since 2002.

■	Over 19 years of investment industry experience.

■	BS, Baldwin Wallace College; MBA, University of Chicago.

E. Clifton Hoover, Jr., CFA. Chief Investment Officer and Managing Director of Dreman Value Management, L.L.C. and Portfolio Manager of the fund. Joined the fund in 2006.

■	Joined Dreman Value Management, L.L.C. in 2006.

■	Prior to joining Dreman Value Management, L.L.C., Managing Director and a Portfolio Manager at NFJ Investment Group since 1997.

■	Over 26 years of investment industry experience.

■	MS, Texas Tech University.

Mario Tufano. Associate Portfolio Manager of the fund. Joined the fund in 2010.

■	Joined Dreman Value Management, L.L.C. in 2007.

■	Prior to that, Associate Director and Equity Analyst at UBS Investment Bank.

■	Over 9 years of investment industry experience.

Please Retain This Supplement for Future Reference

March 1, 2013
PROSTKR-214